Exhibit 11


                   COMPUTATION OF PER SHARE EARNINGS

     The following is a computation of the weighted-average number of shares outstanding which is used in the computation of per share earnings for Luby's, Inc. for the quarter and three quarters ended May 8, 2002, and May 31, 2001.

Quarter ended May 8, 2002:
  22,423,043 x shares outstanding for 28 days                627,845,204
  22,433,043 x shares outstanding for 56 days              1,256,250,408
                                                           _____________
                                                           1,884,095,612
  Divided by number of days in the period                             84
                                                           _____________
  Weighted average number of shares outstanding - basic       22,429,710


Three quarters ended May 8, 2002:
  22,422,943 x shares outstanding for 110 days             2,466,523,730
  22,423,014 x shares outstanding for 28 days                627,844,392
  22,423,043 x shares outstanding for 56 days              1,255,690,408
  22,433,043 x shares outstanding for 56 days              1,256,250,408
                                                           _____________
                                                           5,606,308,938
  Divided by number of days in the period                            250
                                                           _____________
  Weighted average number of shares outstanding - basic       22,425,236


Quarter ended May 31, 2001:
  22,422,943 x shares outstanding for 92 days              2,062,910,756
  Divided by number of days in the period                             92
                                                           _____________
  Weighted average number of shares outstanding - basic       22,422,943

Three quarters ended May 31, 2001:
  22,420,375 x shares outstanding for 133 days             2,981,909,875
  22,422,943 x shares outstanding for 140 days             3,139,212,020
                                                           _____________
                                                           6,121,121,895
  Divided by number of days in the period                            273
                                                           _____________
  Weighted average number of shares outstanding - basic       22,421,692